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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 25, 2002
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                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)


             New York                  0-18539                16-1332767
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 (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)              File Number)       Identification Number)


14-16 North Main Street, Angola, New York                           14006
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(Address of Principal Executive Offices)                          (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
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ITEM 5.    OTHER EVENTS

           Evans Bancorp, Inc. is filing herewith a press release issued on January 25, 2002 which is included herein. This press release was issued to announce the acquisition of the business and assets of Eden Agency, Inc. by M&W Agency, Inc, a wholly owned subsidiary of Evans National Bank effective January 1, 2002.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

           The following exhibit is included herein:

           99.1     January 25, 2002 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EVANS BANCORP, INC.

                                   By: /s/James Tilley
                                       ----------------------------------------
                                          James Tilley, President


January 25, 2002